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                                                                 EXHIBIT 10.19

When recorded return to:

LINDQUIST & VENNUM P.LL.P. (R.K.V.) 4200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402-2205

NOTICE: THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF $26,000,000.00. LOANS AND ADVANCES UP TO THE AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO INDEBTEDNESS TO OTHER CREDITORS UNDER SUBSEQUENTLY, RECORDED OR FILED MORTGAGES AND LIENS.

THIS MORTGAGE ENCUMBERS BOTH REAL AND PERSONAL PROPERTY, CONTAINS AN AFTER-ACQUIRED PROPERTY CLAUSE AND SECURES PRESENT AND FUTURE LOANS AND ADVANCES.

                           FUTURE ADVANCE MORTGAGE
                                     AND
                             SECURITY AGREEMENT
                                     AND
                         FIXTURE FINANCING STATEMENT
                                     AND
                        ASSIGNMENT OF LEASES AND RENTS

                  MORTGAGE - COLLATERAL REAL ESTATE MORTGAGE

        THIS MORTGAGE CONSTITUTES A CONSTRUCTION MORTGAGE UNDER SECTION 9-334(H) OF THE KANSAS UNIFORM COMMERCIAL CODE WHICH SECURES AN OBLIGATION WHICH THE MORTGAGOR INCURRED FOR THE PURPOSE OF MAKING AN IMPROVEMENT OF THE REAL ESTATE IN WHICH THE SECURITY INTEREST IS HEREBY GIVEN AND IS INTENDED TO CREATE A CONSTRUCTION MORTGAGE LIEN.

        THIS INDENTURE (the "Mortgage"), made and given this 23'd day of' November, 2004. by East Kansas Agri-Energy, L.L.C., a Kansas limited liability company ("Borrower"), whose address is 210 1/2 East 4th Avenue, Post Office Box 225, Garnett, Kansas 66032, to Home Federal Savings Bank, a federal savings bank ("Lender"), whose address is 1016 Civic Center Drive N.W., Rochester. Minnesota 55903.

                            PRELIMINARY RECITALS:

        A. The Borrower is the owner in fee simple of certain real property more fully described on EXHIBIT A attached hereto (the "Land").

        B. Pursuant to a certain Credit Agreement between the Borrower and Lender dated of even date herewith ("Credit Agreement") the Lender has agreed to make a loan secured by this Mortgage to the Borrower in the amount of up to Twenty Six Million and no/100 Dollars ($26,000.000.00) ("Loan").

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        C.      The Loan is evidenced by two promissory notes executed and delivered by the Borrower to the Lender in the aggregate principal sum of Twenty Six Million and no/100 Dollars ($26,000,000.00) (collectively the "Note").

        D. The Note bears interest at a per annum rate of interest all as more fully set forth in the Note ("Interest Rate") except that during the period of and continuance of a default under the Note or Credit Agreement or an Event of Default under this Mortgage, the Note shall bear interest at a per annum rate of interest of 200 basis points (2.0%) greater than the Interest Rate whether or not the Lender has exercised its option to accelerate the maturity of the Note and declare the entire unpaid Indebtedness Secured Hereby due and payable as more fully set forth in the Note ("Default Rate").

        E. As a requirement to making the Loan the Lender requires among other things that the Borrower execute and deliver this Mortgage on the fee simple title to the Land and the building, buildings and other improvements located and/or to be constructed upon the Land.

        F. The Note is payable in installments with a final payment of principal and interest due not later than October 31, 2015 (the "Maturity Date").

        G. As used herein, the term "Note Rate" shall mean the rate of interest then in effect on the Note whether the Interest Rate or Default Rate, as the case may be.

        H. The Borrower is executing and delivering this Mortgage for the purpose of subjecting and subordinating all of its right, title and interest in and to the Premises (as defined below) to the lien of this Mortgage. It is expressly understood and agreed by acceptance of this Mortgage by the Lender that the Borrower has executed this Mortgage for the purpose of mortgaging, granting, bargaining, selling and conveying to the Lender and granting to the Lender a security interest in all of its right, title and interest in the Premises as security for the performance of the obligations which are secured hereby.

        NOW, THEREFORE, in consideration of the debt hereinafter described and the sum of One and 00/100 Dollars ($1.00) to Borrower in hand paid by Lender, the receipt whereof is hereby acknowledged, Borrower does hereby GRANT, BARGAIN, SELL, CONVEY AND CONFIRM, MORTGAGE AND WARRANT unto Lender, its successors and assigns, AND GRANTS TO LENDER A SECURITY INTEREST IN all of the following properties now or hereafter owned by the Borrower and hereinafter set forth (all of the following being hereafter collectively referred to as the "Premises"), in order to secure the payment of the Note, and all additional sums advanced to or on behalf of the Borrower or its successors by Lender, whether required or discretionary, such additional sums being evidenced by note(s) to be executed by the Borrower in the future or otherwise, and all renewals, amendments, modifications and replacements of said note(s), all sums advanced thereon and all sums repaid and then readvanced thereon, whether required or discretionary, together with all interest, late charges and other amounts due under the note(s), provided that the principal amount of the loan advances hereunder under all note(s) shall not exceed at any one time a maximum of Twenty Six Million and no/100 Dollars ($26,000,000.00):


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                                      A
                                    LAND

        All right, title and interest in the tracts or parcels of real property lying and being in the County of Anderson, State of Kansas, all as more fully described in EXHIBIT A attached hereto and made a part hereof, together with all the estates and rights in and to the real property and in and to lands lying in streets, alleys and roads adjoining the real property and all buildings, structures, improvements, fixtures and annexations, access rights, easements, rights of way or use, servitudes, licenses, tenements, hereditaments and appurtenances now or hereafter belonging or pertaining to the real property, and all water, mineral and oil rights now or hereafter belonging or pertaining to the Land and all proceeds and products derived therefrom whether now owned, leased or hereafter acquired.

                                      B
                                  BUILDINGS

        All buildings and improvements now or hereafter built, erected on, or existing on the Land.

                                      C
                              PERSONAL PROPERTY

        All buildings, improvements, personal property, fixtures, fittings and furnishings, now or hereafter attached to, located at, or placed in the improvements on the Land described herein including, without limitation all machinery, fittings, fixtures, apparatus, equipment or articles used to supply heating, gas, electricity, air conditioning, water, light, waste disposal, power, refrigeration, ventilation, and fire and sprinkler protection; all maintenance supplies and repair equipment; all draperies, carpeting, floor coverings, screens. storm windows and window coverings, blinds, awnings, shrubbery and plants; all elevators, escalators and shafts, motors, machinery, fittings and supplies necessary for their use; all building materials and supplies now or hereafter delivered to the Premises (it being understood that the enumeration of any specific articles of property shall in no way be held to exclude any items of property not specifically enumerated), as well as renewals, replacements, proceeds, additions, accessories, increases, parts, fittings, insurance payments, awards and substitutes thereof, together with all interest of Borrower in any such items hereafter acquired, as well as the Borrower's interest in any lease, or conditional sales agreement under which the same is acquired, all of which personal property mentioned herein shall be deemed fixtures and accessory to the freehold and a part of the realty and not severable in whole or in part without material injury to the Premises.

                                      D
                        RENTS, INCOME, LEASES AND PROFITS

        All rents, income, contract rights, leases and profits now due or which may hereafter become due under or by virtue of any lease, sublease, license or agreement, whether written or verbal, for the use or occupancy of the Premises or any part thereof together with all tenant security deposits.


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                                      E
                             INSURANCE PROCEEDS

        All awards, payments, proceeds now or hereafter payable under any policy of insurance insuring the Premises including but not limited to the proceeds of casualty insurance, title insurance, business interruption/rents insurance or other insurance maintained with respect to the Premises.

                                      F
                            JUDGMENTS AND AWARDS

        All awards, compensation and settlements in lieu thereof made as a result of the taking by power of eminent domain of the whole or any part of the Premises, including any awards for damages sustained to the Premises, for a temporary taking, change of grade of streets or taking of access.

                                      G
                                 INTANGIBLES

        All contracts, licenses, permits, management records, files, consents, governmental approvals and intangibles used, useful or required in the ownership and management of the Premises together with all soil reports, building permits, variances, licenses, utility permits and other permits and agreements relating to the construction or equipping of the improvements on the Premises, or the operation or maintenance of the Premises, including, without limitation, all warranties and contract rights.

                                      H
                           CONSTRUCTION CONTRACTS

        Each contract or agreement for the design, construction and equipping of the improvements to be constructed on the Premises, together with all rights, title and interest of Borrower in and to any existing or future changes, extensions, revisions, modifications, guarantees or performance, or warranties of any kind thereunder.

                                      I
                          PLANS AND SPECIFICATIONS

        All plans and specifications, all surveys, site plans, working drawings and papers, relating to the Premises and the construction and equipping of the improvements on the Premises, including without limitation, all architectural and site plans prepared.


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                                      J
                              BUILDING SUPPLIES

        All building supplies and materials ordered or purchased for use in connection with the construction and equipping of the improvements on the Premises.

                                      K
                             SERVICE AGREEMENTS

        All rights and interests of Borrower in and under any and all service and other agreements relating to the operation, maintenance, and repair of the Premises or the buildings and improvements thereon.

        It is specifically understood that the enumeration of any specific articles of property shall not exclude or be held to exclude any items of property not specifically mentioned. All of the Premises hereinabove described, real, personal and mixed, whether affixed or annexed or not, and all rights hereby conveyed and secured are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the Premises, and shall for the purposes of this Mortgage be deemed to be part of the Premises and conveyed and secured hereby.

        TO HAVE AND TO HOLD THE SAME, together with the possession and right of possession of the Premises, unto the Lender, its successors and assigns, forever.

        PROVIDED NEVERTHELESS, that if the Borrower, its successors or assigns, shall:

        i) pay to the Lender all amounts owing under the Note and the Loan Documents (as defined in the Credit Agreement) according to the terms thereof, the terms and conditions of which are incorporated herein by reference and made a part hereof, together with any extensions or renewals thereof, due and payable with interest thereon at the Note Rate, the balance of said principal sum together with interest thereon being due and payable in any event on the Maturity Date; and

        ii) pay to the Lender, its successors or assigns, at the times demanded and with interest thereon at the Note Rate, all sums advanced (a) in protecting the lien of this Mortgage, (b) in payment of taxes on the Premises, (c) in payment of insurance premiums covering improvements thereon, (d) in payment of principal and interest on prior liens, in payment of expenses and attorney's fees herein provided for and (e) all sums advanced for any other purpose authorized herein; and

        iii) keep and perform all of the covenants and agreements herein contained; and

        iv) keep and perform all of the terms and conditions of any instrument given as collateral for the Loan; and


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        v)      keep and perform all of the terms and conditions of the CREDIT
                Agreement;

then this Mortgage shall become null AND void, and shall be released at Borrower's expense. The Note, all such sums and all such obligations, together with interest thereon, are herein collectively referred to as the "Indebtedness Secured Hereby".

        AND IT IS FURTHER COVENANTED AND AGREED AS FOLLOWS:

                                      1.
                  GENERAL COVENANTS, AGREEMENTS, WARRANTIES

        1.1 PAYMENT OF INDEBTEDNESS: OBSERVANCE OF COVENANTS. Borrower shall duly and punctually pay each and every installment of principal and interest on the Note and all other Indebtedness Secured Hereby, as and when the same shall become due, and shall duly and punctually perform and observe all of the covenants, agreements and provisions contained herein, in the Note and any other instrument given as security for the payment of the Note.

        1.2 MAINTENANCE: REPAIRS. Borrower shall not abandon the Premises, shall keep and maintain the Premises in good condition, repair and operating condition, normal wear and tear excluded, free from any waste or misuse, and shall promptly repair or restore any buildings, improvements or structures now or hereafter on the Premises which may become damaged or destroyed to their condition prior to any such damage or destruction. Borrower further agrees that excepting the requirements imposed upon it under the Credit Agreement to complete the improvements as defined therein it will not expand any improvements on the Premises, erect any new improvements or make any material alterations in any improvements which shall alter the basic structure, adversely affect the market value or change the existing architectural character of the Premises, nor remove or demolish any improvements without suitable replacement thereof, and shall complete within a reasonable time any buildings now or at any time in the process of remodeling on the Premises; provided nothing herein shall preclude Borrower from constructing improvements necessary or desirable to the use of the Premises for Borrower's business purposes which are non-structural in nature and which do not constitute material alterations to the Premises or affect the nature of use, structure or utility of the Premises or decrease the market value of the Premises.

        1.3 COMPLIANCE WITH LAWS. Borrower shall comply with all requirements of law, municipal ordinances and regulations affecting the Premises, shall comply with all private restrictions and covenants affecting the Premises and shall not acquiesce in or seek any rezoning classification affecting the Premises.

        1.4 PAYMENT OF OPERATING COSTS: PRIOR MORTGAGES AND LIENS. Borrower shall pay all operating costs and expenses of the Premises, shall keep the Premises free from levy, attachment, mechanics', materialmen's and other liens ("Liens") and shall pay when due all indebtedness which may be secured by mortgage, lien or charge on the Premises.

        1.5 PAYMENT OF IMPOSITIONS. Borrower shall pay when due (or with respect to real estate taxes, prior to becoming delinquent) and in any event before any penalty attaches all


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taxes, assessments, governmental charges, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a lien on the Premises or any interest therein ("Impositions") and will upon demand furnish to the Lender proof of the payment of any such Impositions. In the event of a court decree or an enactment after the date hereof by any legislative authority of any law imposing upon a mortgagee the payment of the whale or any part of the Impositions herein required to be paid by the Borrower, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or a lender's interest in the Premises, so as to impose such Imposition on the Lender or on the interest of the Lender in the Premises, then, in any such event, Borrower shall bear and pay the full amount of such Imposition, provided that if for any reason payment by Borrower of any such Imposition would be unlawful, or if the payment thereof would constitute usury or render the Indebtedness Secured Hereby wholly or partially usurious, Lender, at its option, may declare the whole sum secured by this Mortgage with interest thereon to be immediately due and payable, without prepayment premium, or Lender, at its option, may pay that amount or portion of such Imposition as renders the Indebtedness Secured Hereby unlawful or usurious, in which event Borrower shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said Imposition.

        l.6 CONTEST OF IMPOSITIONS, LIENS AND LEVIES. Borrower shall not be required to pay, discharge or remove any Imposition or any Lien so long as the Borrower shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the Lien or Imposition so contested and the sale of the Premises, or any part thereof, to satisfy the same, provided that the Borrower shall, prior to the date such Lien or Imposition is due and payable, have given such reasonable security as may be demanded by the Lender to insure such payments plus interest or penalties thereon, and prevent any sale or forfeiture of the Premises by mason of such nonpayment. Any such contest shall be prosecuted with due diligence and the Borrower shall promptly after final determination thereof pay the amount of any such Lien or Imposition so determined, together with all interest and penalties which may be payable in connection therewith. Notwithstanding these provisions Borrower shall (and if Borrower shall fail so to do, Lender, may but shall not be required to) pay any such Lien or Imposition notwithstanding such contest if in the reasonable opinion of the Lender, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

        1.7 PROTECTION OF SECURITY. Borrower shall promptly notify Lender of and appear in and defend any suit, action or proceeding that affects the Premises or the rights or interest of Lender hereunder and the Lender may elect to appear in or defend any such action or proceeding. Borrower agrees to indemnify and reimburse Lender from any and all loss, damage, expense or cost arising out of or incurred in connection with any such suit, action or proceeding, including costs of evidence of title and reasonable attorney's fees and such amounts together with interest thereon at the Note Rate shall become additional "Indebtedness Secured Hereby" and shall become immediately due and payable.

        1.8 ANNUAL STATEMENTS. Borrower shall furnish to the Lender the financial statements, and such other information, as may be required by the Credit Agreement.


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        1.9     ADDITIONAL ASSURANCES. Borrower agrees upon reasonable request by the Lender to execute and deliver such further instruments, deeds and assurances including financing statements under the Uniform Commercial Code and will do such further acts as may be necessary or proper to carry out more effectively the purposes of this Mortgage and without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the granting clause hereof, or intended so to be. Borrower agrees to pay any recording fees, filing fees, taxes, or other charges arising out of or incident to the filing or recording of this Mortgage, such further assurances and instruments and the issuance and delivery of the Note.

        1.10 TITLE. Borrower is the lawful owner of and has a good and marketable fee simple title to the Premises and will warrant and defend its title to the same free of all liens and encumbrances, other than the Permitted Encumbrances set forth on attached EXHIBIT B and has good right and lawful authority to grant, bargain, sell, convey, mortgage and grant a security interest in the Premises as provided herein.

        1.11 CREDIT AGREEMENT. This Mortgage secures an obligation incurred for the construction of an improvement on land and is a "Construction Mortgage" as that term is used in the Uniform Commercial Code. This Mortgage is the Mortgage referred to in and is also given as security for the due and punctual performance, observance and payment by the Borrower of the terms and conditions set forth in the Credit Agreement, the terms and conditions of which are incorporated herein by reference. In addition to its remedies hereunder, the Lender may, but shall not be required to, avail itself of any or all of the rights and remedies available to it under the Credit Agreement, and any sums expended by the Lender in availing itself of such rights and remedies shall bear interest thereon at the rate specified in the Credit Agreement and shall be so much additional Indebtedness Secured Hereby, and shall be payable to the Lender immediately upon demand; provided that, no such payment by the Lender shall be considered as waiving the event of default.

                                      2.
                 UNIFORM COMMERCIAL CODE SECURITY AGREEMENT

        2.1 SECURITY AGREEMENT. This Mortgage shall constitute a security agreement as defined in the Uniform Commercial Code ("Code") of Minnesota in the items described in the Granting Clauses of this Mortgage ("Collateral"). Any Collateral installed in or used in the Premises are to be used by the Borrower solely for Borrower's business purposes or as the equipment and fixtures leased or furnished by the Borrower, as landlord, to tenants of the Premises and such Collateral will be kept at the buildings on the Premises and will not be removed therefrom other than in the ordinary course of business without the consent of the Lender and may be affixed to such buildings but will not be affixed to any other real estate. The remedies of the Lender hereunder are cumulative and separate, and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code shall not be construed as a waiver of any of the other rights of the Lender including having any Collateral deemed part of the realty upon any foreclosure thereof. If notice to any party of the intended disposition of the Collateral is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to such intended


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disposition and may be given by advertisement in a newspaper accepted for legal publications either separately or as part of a notice given to foreclose the real property or may be given by private notice if such parties are known to Lender. Neither the grant of a security interest pursuant to this Mortgage nor the filing of a financing statement pursuant to the Code shall ever impair the stated intention of this Mortgage that all Collateral comprising the Premises and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the real property conveyed and secured hereunder irrespective of whether such items is physically attached to the real property or any such item is referred to or reflected in a financing statement. Borrower grants Lender the right to prepare and file all financing statements that may from time to time be required by Lender to establish, perfect and continue the priority of Lender's security interest in the Collateral and shall pay all expenses incurred by Lender in connection with the renewal or extensions of any financing statements executed in connection with the Premises; and shall give advance written notice of any proposed change in Borrower's name, identity or structure and will execute and deliver to Lender prior to or concurrently with such change all additional financing statements that Lender may require to establish and perfect the priority of Lender's security interest.

        2.2 MAINTENANCE OF PROPERTY. Subject to the provisions of this section, in any instance where Borrower in its sound discretion determines that any Collateral subject to a security interest under this Mortgage has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Premises, Borrower may, at its expense, remove and dispose of it and substitute and install other items not necessarily having the same function, provided, that such removal and substitution shall not impair the operating utility and unity of the Premises. All substituted items shall become a part of the Premises and subject to the hen of the Mortgage. Any amounts received or allowed Borrower upon the sale or other disposition of the removed items of Collateral shall be applied first against the cost of acquisition and installation of the substituted items. Nothing herein contained shall be construed to prevent any tenant from removing from the Premises trade fixtures, furniture and equipment installed by the tenant and removable by the tenant under its terms of the lease, on the condition, however, that the tenant shall at its own cost and expense, repair any and all damages to the Premises resulting from or caused by the removal thereof.

        2.3 FIXTURE FILING. THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS CONSTITUTING A PART OF THE COLLATERAL WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE PREMISES. FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE THE FOLLOWING INFORMATION IS FURNISHED:


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        (a)     The name and address of the Debtor and record owner of the real estate described in this instrument is:

                East Kansas Agri-Energy, L.L.C.
                210 1/2 East 4th Avenue
                Post Office Box 225
                951 North Limn Avenue
                Garnett, Kansas 66032

        (b)     Debtor's Federal Tax ID No. 48-1251578

        (c)     The name and address of the Secured Party is:

                Home Federal Savings Bank
                1016 Civic Center Drive N.W.
                Post Office Box 6947
                Rochester, Minnesota 55903

        (d) Information concerning the security interest evidenced by this instrument may be obtained from the Secured Party at its address above.

        (e)     This document covers goods which are or are to become fixtures.

                                       3.
                             INSURANCE AND ESCROWS

        3.1 INSURANCE. Borrower shall obtain, pay for and keep in full force and effect during the term of this Mortgage at its sole cost and expense the following policies of insurance:

        (a) at all times following Construction Completion as defined in the Credit Agreement, all risk/open perils special form property insurance with extended coverages including any building contents, sprinkler coverage, Ordinance of Law coverage (including demolition cost, loss to undamaged portions of any buildings and increased cost of construction) with limits of 100% replacement cost and with no co-insurance provision or if the insurance carrier requires, co-insurance provisions with an agreed amount endorsement in amount acceptable to Lender;

        (b) at all times following Construction Completion as defined in the Credit Agreement, insurance against loss or damage from
                (i) leakage of sprinkler systems and (ii) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any improvements on the Premises and including broad FORM boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery and equipment (including electrical equipment, sprinkler systems, heating and air conditioning equipment, refrigeration equipment and piping) located in, on or about the

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                Premises and any improvements thereon in an amount at least equal to the full replacement cost of such equipment and the building or buildings housing the same;

        (c) at all times following Construction Completion as defined in the Credit Agreement, flood insurance if any part of the Premises now (or subsequently determined to be) is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and amendment or successor act thereto) in an amount at least equal to the lesser of the full replacement cost of all buildings and equipment on the Premises, the outstanding principal amount of the Note or the maximum limits of coverage available with respect to the buildings and equipment under said Act;

        (d) at all times following Construction Completion as defined in the Credit Agreement, sinkhole insurance, if available in the area where the Premises are located, in an amount at least equal to principal balance of the Mote or the maximum limit of coverage available, whichever is less;

        (e) at all times following Construction Completion as defined in the Credit Agreement, Rents Loss or Business Interruption insurance covering risk of loss due to the occurrence of any hazards insured against under the required fire and extended coverage insurance in an amount equal to one (1) year's loss of income as such income may change from time to time due to changes in income from the Premises;

        (f) commercial general public liability insurance (including product liability, completed operations, contractual liability, host liquor liability, broad form property damage, and personal injuries, including death resulting therefrom) and with single limit coverage for personal and bodily injury and property damage of at least $5,000,000.00 for each occurrence;

        (g) such other coverages appropriate to the Premises, its location and use as Lender may from time to time require such as earthquake, mine subsidence, sinkhole, personal property supplemental liability, or coverages of other property - specific risks.

and while any improvements are in the process of construction on the Premises:

        aa) Builder's Risk Insurance written on a completed value basis in an amount equal to the full replacement cost of the Improvements at the date of completion with coverage available on the so-called non-reporting "all risk" form of policy, including coverage against collapse and water damage, with standard non-contributing mortgagee clauses, such insurance to be in such amounts and forth and written by such companies as shall be approved by Lender, and the originals of such policies (together with appropriate endorsement thereto, evidence of

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                payment of premiums thereon and written agreements by the
                insurer or insurers therein to give Lender ten (10) days' prior written notice of any intention to cancel).

        bb) Contractor's Comprehensive General Liability Insurance including operations, product liability, contingent liability operations, operations of subcontractors, completed operations, contractual liability insurance and comprehensive automobile liability insurance (including hired and non-owned liability) and with single limit coverage for personal and bodily injury and property damage of at least $5,000,000.00 for each occurrence.

        cc) Statutory workmen's compensation coverage in the required amounts from the General Contractor during the construction period and from Borrower after Construction Completion as defined in the Credit Agreement.

        Such insurance policies shall be written on forms and with insurance companies satisfactory to Lender, shall be in amounts sufficient to prevent the Borrower from becoming a co-insurer of any loss thereunder, and shall bear a satisfactory mortgagee clause in favor of the Lender with loss proceeds under any such policies to be made payable to the Lender. Blanket policies must include limits by property location. All required policies of insurance or acceptable certificates thereof together with evidence of the payment of current premiums therefor shall be delivered to and be held by the Lender. The Borrower shall, within thirty (30) days prior to the expiration of any such policy, deliver other original policies or certificates of the insurer evidencing the renewal of such insurance together with evidence of the payment of current premiums therefor. In the event of a foreclosure of this Mortgage or any acquisition of the Premises by the Lender all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during the period of redemption, if any, shall become the absolute property of the Lender to be utilized at its discretion. In the event of foreclosure or the failure to obtain and keep any required insurance the Borrower empowers the Lender to effect the above insurance upon the Premises at Borrower's expense and for the benefit of the Lender in the amounts and types aforesaid for a period of time covering the time of redemption from foreclosure sale, and if necessary therefor, to cancel any or all existing insurance policies. Borrower agrees to pay Lender such fees as may be permitted under applicable law for the costs incurred by Lender in determining, from time to time, whether the Premises are located within an area having special flood hazards. Such fees shall include the fees charged by any organization providing for such services.

        3.2 ESCROWS. Upon demand, Borrower shall deposit with the Lender, or at Lender's request, with its servicing agent, on the first day of each and every month hereafter as a deposit to pay the costs of taxes, assessments and insurance premiums next due ("Charges"):

        (a) Initially a sure such that the amounts to be deposited pursuant to (b) next and such initial sum shall equal the estimated Charges for the next due payment; and

        (b) Thereafter an amount equal to one-twelfth (1/12th) of the estimated annual Charges due on the Premises.

Lender will, upon the presentation to the Lender by the Borrower of the bills therefor, pay the Charges from such deposits OR will upon presentation of receipted bills therefor, reimburse the Borrower for such payments made by the Borrower. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time, or the prior deposits shall be less than the currently estimated monthly amounts, then the Borrower shall pay to the Lender on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Mortgage the Lender may, at its option, without being required so to do, apply any deposits on hand to the Indebtedness Secured Hereby, in such order and manner as the Lender may elect. When the Indebtedness Secured Hereby has been fully paid any remaining deposits shall be returned to the Borrower as its interest may appear. All deposits are hereby pledged as additional security for the Indebtedness Secured Hereby, shall be held for the purposes for which made as herein provided, may be held by Lender or its servicing agent and may be commingled with other funds of the Lender, or its servicing agent, shall be held without any allowance of interest thereon and shall not be subject to the decision or control of the Borrower. Neither Lender nor its servicing agent shall be liable for any act or omission made or taken in good faith. In making any payments, Lender or its servicing agent may rely on any statement, bill or estimate procured from or issued by the payee without inquiry into the validity or accuracy of the same. If the taxes shown in the tax statement shall be levied on property more extensive than the Premises, then the amounts escrowed shall be based on the entire tax bill and Borrower shall have no right to require an apportionment and Lender or its servicing agent may pay the entire tax bill notwithstanding that such taxes pertain in part to other property and the Lender shall be under no duty to seek a tax division or apportionment of the tax bill.

                                       4.
                         APPLICATION OF INSURANCE AND AWARDS

        4.1 DAMAGE OR DESTRUCTION OF THE PREMISES. Borrower shall give the Lender prompt notice of any damage to or destruction of the Premises and in case of loss covered by policies of insurance the Lender is hereby authorized at its option to settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom; provided, that the Borrower may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of Two Hundred Thousand and 001100 ($200,000.00) Dollars. Any expense incurred by the Lender in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of Lender) shall be reimbursed to the Lender first out of any proceeds. The proceeds or any part thereof shall be applied to reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Lender.

        4.2 CONDEMNATION. Borrower shall give the Lender prompt notice of any actual or threatened condemnation or eminent domain proceedings affecting the Premises and hereby assigns, transfers, and sets over to the Lender the entire proceeds of any award or claim for damages or settlement in lieu thereof for all or any part of the Premises taken or damaged under such eminent domain or condemnation proceedings, the Lender being hereby authorized to intervene in any such action and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Borrower will not enter into any agreements with the condemning authority permitting or consenting to the taking of the Premises or agreeing to a settlement unless prior written consent of Lender is obtained. Any expenses incurred by the Lender in intervening in such action or collecting such proceeds, including reasonable attorney's fees, shall be reimbursed to the Lender first out of the proceeds. The proceeds or any part thereof shall be applied upon or in reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Lender.

        4.3 DISBURSEMENT OF INSURANCE AND CONDEMNATION PROCEEDS. Any restoration or repair shall be done under the supervision of an architect acceptable to Lender and pursuant to plans and specifications approved by the Lender. In any case where Lender may elect to apply the proceeds to repair or restoration or permit the Borrower to so apply the proceeds they shall be held by Lender for such purposes and will from time to time be disbursed by Lender to defray the costs of such restoration or repair under such safeguards and controls as Lender may establish to assure completion in accordance with the approved plans and specifications and free of liens or claims. Borrower shall on demand deposit with Lender any sums necessary to make up any deficits between the actual cost of the work and the proceeds and provide such lien waivers and completion bonds as Lender may reasonably require. Any surplus which may remain after payment of all costs of restoration or repair may at the option of the Lender be applied on account of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without application of any prepayment premium or shall be returned to Borrower as its interest may appear, the choice of application to be solely at the discretion of Lender.

                                      5.
                              LEASES AND RENTS

        5.1 BORROWER TO COMPLY WITH LEASES. Borrower will, at its own cost and expense:

        (a) Provide the Lender copies of all lease(s) of the Premises (whenever the term "lease" is used herein in the context where Borrower is the lessor/sublessor, the term "lease" includes any sublease);

        (b) Faithfully abide by, perform and discharge each and every obligation, covenant and agreement under any lease(s) to be performed by the lessor/sublessor thereunder;

        (c) Enforce or secure the performance of each and every material obligation, covenant, condition and agreement of said lease(s) by the tenants thereunder to be performed;

        (d) Not borrow against, pledge or further assign any rents due under said lease(s);

        (e) Not permit the prepayment of any rents for more than the next accruing installment of Rents, nor anticipate, discount, compromise, forgive or waive any Rents;

        (f) Not consent to a subordination of any lease(s) to any party other than Lender and then only if specifically required by the Lender; and

        (g) Not permit any tenant to assign or sublet its interest in its lease unless required to do so by the terms of its lease.

        5.2 LENDER'S RIGHT TO PERFORM UNDER LEASES. Should the Borrower fail to perform, comply with or discharge any obligations of Borrower under any lease or should the Lender become aware of or be notified by any tenant under any lease of a failure on the part of Borrower to so perform, comply with or discharge its obligations under said lease, Lender may, but shall not be obligated to, and without further demand upon the Borrower, and without waiving or releasing Borrower from any obligation in this Mortgage contained, remedy such failure, and the Borrower agrees to repay upon demand all sums incurred by the Lender in remedying any such failure together with interest at the then rate in effect on the Note. All such sums, together with interest as aforesaid shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Borrower from any default hereunder.

        5.3 ASSIGNMENT OF LEASES AND RENTS. To further secure the Indebtedness Secured Hereby the Borrower does hereby sell, assign and transfer unto Lender all of the leases, rents, income and profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any agreement for the use or Occupancy of the Premises, it being the intention of this Mortgage to establish an absolute and present transfer and assignment of all such leases and agreements and all of the rents, income and profits from the Premises unto the Lender and not just additional security, and the Borrower does hereby appoint irrevocably the Lender its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all of said rents, income and profits; provided, Lender grants the Borrower the privilege, revocable, to collect and retain such rents, income, and profits unless and until an Event of Default exists under this Mortgage. Upon an Event of Default and whether before or after the institution of legal proceedings to sell the Premises or to foreclose the lien hereof or before or after sale of the Premises or during any period of redemption the Lender, and without regard to waste, adequacy of the security or solvency of the Borrower or existence or waiver of any deficiency, may revolve the licenses granted Borrower hereunder and may, at its option, without notice:

        (a) in person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, give, or require Borrower to give, notice to any or all tenants under any lease authorizing and directing the tenant to pay such rents and profits to Lender; collect all of the rents, income and profits; enforce the payment thereof and exercise all of the rights of the landlord under any lease and all of the rights of Lender hereunder; may enter upon, take possession of, manage and operate said Premises, or any part thereof, may cancel, enforce or modify any leases, and fix or modify rents, and do any acts which the Lender deems proper to protect the security hereof with or without taking possession of said Premises; or

        (b) apply for the appointment of a receiver in accordance with the statutes and law made and provided for, which receivership Borrower hereby consents to, who shall collect the rents, profits and all other income of any kind; manage the Premises so as to prevent waste; execute leases within or beyond the period of receivership, and apply the rents, profits and income in the following order:

                (i) to payment of all reasonable fees of any receiver appointed hereunder,

                (ii) to application of tenant's security deposits as may be required by law.

                (iii) to payment when due of prior or current real estate taxes or special assessments with respect to the Premises or, if the Mortgage so requires, to the periodic escrow for payment of the taxes or special assessments then due,

                (iv) to payment when due of premiums for insurance of the type required by the Mortgage or, if the Mortgage so requires, to the periodic escrow for the payment of premiums then due,

                (v) to payment of all expenses for normal maintenance of the Premises,

                (vi) if received prior to a foreclosure sale to the Indebtedness Secured hereby; provided, if the Premises shall be foreclosed and sold pursuant to a foreclosure sale, then during the period of redemption from such foreclosure sale:

                        (aa) If the Lender is the purchaser at the foreclosure sale, the rents shall be paid to the Lender to be applied to the costs of operating the property and/or to the unpaid judgment, and if the Premises be redeemed by the Borrower or any other party entitled to redeem, the rents which had been applied to the judgment would be applied as a credit against the redemption price provided, if the Premises not be redeemed, any remaining excess rents to belong to the Lender, whether or not a deficiency exists; or

                        (bb) If the Lender is not the purchaser at the foreclosure sale, the rents shall be paid to the Lender to be applied to the costs of operating the property and/or to pay the Lender, to the extent of any deficiency remaining after the sale, and the balance, if any, to the Purchaser to be applied as a credit against the redemption price provided, if the Premises not be redeemed any remaining excess rents shall be paid to the purchaser.

The entering upon and taking possession of the Premises, the collection of such rents and profits and the application thereof as aforesaid shall not cure or waive any defaults under this Mortgage nor in any way operate to prevent the Lender from pursuing any other remedy which it may now or hereafter have under the terms of this Mortgage nor shall it in any way be deemed to constitute the Lender a mortgagee-in-possession. The rights and powers of the Lender hereunder shall remain in full force and effect both prior to and after any foreclosure of the Mortgage and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale. The purchaser at any foreclosure sale, including the Lender, shall have the right, at any time and without limitation, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Premises and the sum so advanced, with interest at the rate then in effect in the Note, or if the Note has been extinguished, at the highest rate set forth in the Note, shall be a part of the sum required to be paid to redeem from any foreclosure sale. The rights hereunder shall in no way be dependent upon and shall apply without regard to whether the Premises are in danger of being lost, materially injured or damaged or whether the Premises are adequate to discharge the Indebtedness Secured Hereby. The rights contained herein are in addition to and shall be cumulative with the rights given in any separate instrument, if any, assigning any leases, rents and profits of the Premises and shall not amend or modify the rights in any such separate agreement.

        5.4 PRESENT ASSIGNMENT AND LICENSE. The assignment of the rents and leases contained herein is a perfected, absolute and present assignment of the rents and lease(s), provided the Lender grants to the Borrower a revocable license to:

        (a) collect, but not prior to accrual, the rents, and to retain, use and enjoy the same; and

        (b) take "in the ordinary course of business" Leasing Actions (as defined below) provided prompt notification is given to the Lender of any such Leasing Action.

As used herein the term "in the ordinary course of business" means acting as a prudent and responsible landlord would under similar circumstances with due regard for the maintenance of the income stream provided by the lease(s). As used herein the term "Leasing Actions" shall mean all of the following rights of the Borrower:

                (i) the right to waive, excuse, condone or in any manner release or discharge the tenants of or from the obligations, covenants, conditions and agreements by any tenant to be performed under the lease(s);

                (ii)    the right to terminate any lease(s);

                (iii) the right to amend or modify any lease(s) or alter the obligations of the parties thereunder without the consent of the Lender;

                (iv) the right to accept a surrender of any lease(s) prior to its expiration date;

                        and

                (v) the right to exercise the remedies of the landlord under the lease(s) by reason of any default by the tenant(s) thereunder.

The Lender at its sole election may revoke any such licenses granted to Borrower upon the occurrence of a Event of Default. In the event this Mortgage is foreclosed, Borrower agrees to immediately forfeit, surrender and deliver to Lender all rights of possession of the Premises and shall deliver to Lender all rents and profits accruing from the Premises

                                      6.
                               RIGHTS OF LENDER

        6.1 RIGHT TO CURE DEFAULT. If the Borrower shall fail to comply with any of the covenants or obligations of this Mortgage, the Lender may, but shall not be obligated to, without further notice to Borrower, and without waiving or releasing Borrower from any obligation in this Mortgage contained, remedy such failure, and the Borrower agrees to repay upon demand all sums incurred by the Lender in remedying any such failure together with interest at the then rate in effect on the Note. All such sums, together with interest as aforesaid shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Borrower from any failure hereunder.

        6.2 NO CLAIM AGAINST THE LENDER. Nothing contained in this Mortgage shall constitute any consent or request by the Lender, express or implied, for the performance of any labor or services or for the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving the Borrower or any party in interest with Borrower any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would create any personal liability against the Lender in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

        6.3 INSPECTION. Borrower will permit the Lender's authorized representatives to enter the Premises at reasonable times for the purpose of inspecting the same; provided the Lender shall have no duty to make such inspections and shall not incur any liability or obligation for making or not making any such inspections.

        6.4 WAIVERS; RELEASES; RESORT TO OTHER SECURITY, ETC. Without affecting the liability of any party liable for payment of any Indebtedness Secured Hereby or performance of any obligation contained herein, and without affecting the rights of the Lender with respect to any security not expressly released in writing, the Lender may, at any time, and without notice to or the consent of the Borrower or any party in interest with the Premises or the Note:

        (a) release any person liable for payment of all or any part of the Indebtedness Secured Hereby or for performance of any obligation herein;

        (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness Secured Hereby or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

        (c)     accept any additional security;

        (d) release or otherwise deal with any property, real or personal, including any or all of the Premises, including making partial releases of the Premises; or

        (e) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

        6.5 WAIVER OF APPRAISEMENT, HOMESTEAD, MARSHALING. Borrower hereby waives to the full extent lawfully allowed the benefit of any homestead, appraisement, evaluation, stay and extension laws now or hereinafter in force. Borrower hereby waives any rights available with respect to marshaling of assets so as to require the separate sales of any portions of the Premises, or so as to require Lender to exhaust its remedies against a specific portion of the Premises before proceeding against other portions of the Premises, or so as to require Lender to exhaust its remedies against the Premises or any other real property or personal property securing the Note (whether located in the State of Kansas or any other state) before proceeding against the Premises or any such other real property or personal property securing the Note. Borrower does hereby expressly consent to and authorize the sale of the Premises or any part thereof as a single unit or parcel. Borrower also hereby waives any and all rights of reinstatement and redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Borrower, and each and every person acquiring any interest in, or title to the Premises described herein subsequent to the date of this Mortgage, and on behalf of all other persons to the extent permitted by applicable law. Borrower specifically consents to Lender's foreclosure of this Mortgage and of any other mortgages, deeds of trust, and instruments securing the Mote, by judicial action in one or more courts, or by any other manner provided by law, and such foreclosures may occur simultaneously or in any order that Lender may determine in its sole discretion.

        6.6 BUSINESS LOAN REPRESENTATION. Borrower represents and warrants to Lender that the Indebtedness evidenced by the Note is a business loan transacted solely for the purpose of carrying on the business of Borrower and not a consumer transaction and that the Premises do not constitute the homestead of Borrower.

                                      7.
                        EVENTS OF DEFAULT AND REMEDIES

        7.1 EVENTS OF DEFAULT. It shall be an event of default ("Event of Default") under this Mortgage upon the happening of any of the following:

        (a) failure to make any payment on the Note whether principal, interest, premium or late charge, when and as the same becomes due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise) and such failure shall continue for a period of ten (10) days; or

        (b) a "Default" as defined therein shall occur under the Credit Agreement or Note and shall not have been cured within the time permitted therein to cure; or

        (c) failure to pay, perform or comply with when due any other Indebtedness Secured Hereby and such failure shall continue for a period of ten (10) days after notice thereof to the Borrower; or

        (d) failure to comply with or perform any of the other terms, conditions or covenants of this Mortgage and such failure shall continue for a period of thirty (30) days after notice thereof to Borrower; provided, if the same is not susceptible of cure within said time limits and the same may be cured within a reasonable period of time thereafter the time period shall be extended for such additional time as is reasonably necessary to effectuate such cure provided such curative action is promptly taken in good faith and diligently prosecuted to completion and the security afforded hereby and the interest of the Lender is not in jeopardy or be subject to forfeiture; or

        (e) Borrower shall fail to pay its debts as they become due, make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition under any chapter of the Federal Bankruptcy Code or any similar law, state or federal, now or hereafter existing, or shall become "insolvent" as that term is generally defined under the Federal Bankruptcy Code, or shall in any involuntary bankruptcy case commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within sixty (60) days after its commencement or convert the case from one chapter of the Federal Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, or be adjudged a bankrupt or insolvent, or shall have a custodian, trustee or receiver appointed for, or have any court take jurisdiction of its property, or any part thereof, in any proceeding for the purpose of reorganization, arrangement, dissolution or liquidation, and such custodian, trustee or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated or stayed within sixty (60) days of the appointment; or

        (f) an event of default shall occur under any other instrument issued by Borrower in connection with the Credit Agreement or Note and shall not have been cured within the time permitted therein to cure; or

        (g) a judgment, writ or warrant of attachment or execution, or similar process shall be entered and become a hen or be issued or levied against the Premises and shall not be released or fully bonded within forty-five (45) days after its entry, issue or levy; or

        (h) any representation or warranty made by Borrower herein, in the Credit Agreement or in any other instrument issued by Borrower in connection therewith shall be false, materially breached or dishonored; or

        (i) the Borrower shall be dissolved, liquidated or wound up or shall fail to maintain its existence as a going concern in good standing.

        7.2 LENDER'S RIGHT TO ACCELERATE. If an Event of Default shall occur the Lender may declare the entire unpaid principal balance of the Note together with all other Indebtedness Secured Hereby to be immediately due and payable and thereupon all such unpaid principal balance of the Note together with all secured interest thereon at the Default Rate and all other Indebtedness Secured Hereby shall be and become immediately due and payable.

        7.3 REMEDIES OF LENDER AND RIGHT TO FORECLOSE. Upon the occurrence of an Event of Default, Lender may avail itself of any and all remedies allowed by law including the filing of an action to foreclose this Mortgage. Lender shall be entitled to recover all expenses incurred in pursuing the remedies provided in this paragraph 7.3, including, but not limited to, its reasonable attorneys' fees, filing fees and costs of title evidence.

        At any foreclosure sale, Lender shall sell the Premises in one or more parcels and in any order Lender determines. Lender or its designee may purchase the Premises at any foreclosure sale, crediting against the purchase price the amount of its judgment and costs paid. The proceeds of the sale shall be applied in the following order: (a) to all expenses of the sale, including, but not limited to, attorneys' fees; (b) to all sums secured by this Mortgage; and (c) any excess to the clerk of the court subject to the order of the court.

        No remedy granted or conferred by this Mortgage is intended to be exclusive of any other remedy or remedies and each and every remedy shall be cumulative and shall be in addition to every remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Lender to exercise any right or power accruing upon an Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or any acquiescence therein and every right, power and remedy given by this Mortgage or now or hereafter existing at law or in equity or by statute may be exercised from time to time and as often as may be deemed expedient by the Lender.

        7.4 RECEIVER. If an Event of Default shall occur, the Lender shall be entitled as a matter of right without notice and without giving band and without regard to the solvency or insolvency of the Borrower, or waste of the Premises or adequacy of the security of the Premises, or the existence or waiver of any deficiency, to apply for the appointment of a Receiver, who shall have all the rights, powers and remedies as provided by such statute and who shall apply the rents, income and profits as provided by statute to all expenses for maintenance of the Premises and to the costs and expenses of the receivership, including reasonable attorneys fees and to the repayment of the Indebtedness Secured Hereby.

        7.5 RIGHTS UNDER UNIFORM COMMERCIAL CODE. In addition to the rights available to a mortgagee of real property Lender shall also have all the rights, remedies and recourse available to a secured party under the Uniform Commercial Code including the right to proceed under the provisions of the Uniform Commercial Code governing default as to any property which is subject to the security interest created by this Mortgage or to proceed as to such personal property in accordance with the procedures and remedies available pursuant to a foreclosure of real estate.

        7.6 DUE ON SALE OR MORTGAGING ETC. In the event of a Transfer (as defined below) without the written consent of the Lender being first obtained, whether voluntarily, involuntarily, or by operation of law, then at the sole option of the Lender, the Lender may upon notice to the Borrower declare the entire Principal Balance together with accrued interest and any prepayment penalty due and payable in full. Any such payment shall be subject to the requirements, if any, in the Note providing for the payment of a prepayment premium in the event of a non-permitted Transfer. A consent by the Lender as to any one Transfer shall not be deemed to be a waiver of the right to require consent to a future Transfer. As used herein, the terra "Transfer" shall include any sale, pledge, assignment, mortgage, encumbrance, security interest, consensual lien, hypothecation, transfer or divesture or otherwise of or in i) the Borrower's legal or equitable interest in the Premises or ii) the Borrower, either directly or indirectly, including an interest taken as security; whether or not of record and whether or not for consideration shall be deemed a Transfer; provided, however, a Transfers) of less than a majority of the outstanding membership interests (units) of Borrower in any transaction or series of related transactions shall not be considered a Transfer for purposes of this Section 7.6.

        7.7 RIGHTS CUMULATIVE. Each right, power or remedy herein conferred upon the Lender is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter arising, available to Lender, at law or in equity, or under any other agreement, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by the Lender and shall not be a waiver of the right to exercise at any time thereafter any other right, power or remedy. No delay or omission by the Lender in the exercise of any right, power or remedy arising hereunder or arising otherwise shall impair any such right, power or remedy or the right of the Lender to resort thereto at a later date or be construed to be a waiver of any default or event of default under this Mortgage or the Note.

        7.8 RIGHT TO DISCONTINUE PROCEEDINGS. In the event Lender shall have proceeded to invoke any right, remedy or recourse permitted under this Mortgage and shall thereafter elect to discontinue or abandon the same for any reason, Lender shall have the unqualified right to do so and in such event Borrower and Lender shall be restored to their former positions with respect to the Indebtedness Secured Hereby. This Mortgage, the Premises and all rights, remedies and recourse of the Lender shall continue as if the same had not been invoked.

        7.9 ACKNOWLEDGMENT OF WAIVER OF HEARING BEFORE SALE. Borrower understands and agrees that if any Event of Default is made under the terms of this Mortgage, Lender has the right, INTER ALIA, to foreclose this Mortgage. Borrower further understands that in the event of such Event of Default the Lender may also elect its rights under the Uniform Commercial Code and take possession of the Personal Property (as defined in this Mortgage) as well as all intangible property, including, without limitation, judgments and awards, and insurance proceeds, and dispose of the same by sale or otherwise in one or more parcels provided that at least ten (10) days' prior notice of such disposition must be given, all as provided for by the Uniform Commercial Code, as hereafter amended or by any similar or replacement statute hereafter enacted.

                                      8.
                             HAZARDOUS MATERIALS

        8.1 DEFINITIONS. As used herein, the following definition shall apply:

        (a) "Hazardous Substance" shall mean any hazardous or toxic material, substance or waste, pollutant or contaminant which is regulated under any statute, law, ordinance, rate or regulation of any local, state, regional or Federal authority having jurisdiction over the property of the Borrower, or its use, including but not limited to any material, substance or waste which is (a) defined as a hazardous substance under any Environmental Laws; (b) a petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products;
                (c) polychlorinated biphenyls; (d) lead; (e) urea formaldehyde;
                (f) asbestos; (g) flammable explosives; (h) infectious materials; (i) radioactive materials; or (j) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing Environmental Laws.

        (b) "Environmental Laws" shall mean any international, federal, state or local statute, law, regulation, order, consent, decree, judgment, permit, license, code, covenant, deed restriction, common law, treaty, convention, ordinance or other requirement relating to public health, safety or the environment, including, without limitation, those relating to releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, or Hazardous Substances or crude oil, or any fraction thereof, or to exposure to toxic or hazardous materials to the handling, transportation, discharge or release of gaseous or liquid Hazardous Substances and any regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to the property of the Borrower or its affiliates, if any, including without limitation the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Act, the Clean Air Act, as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1977, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, the National Environmental Policy Act of 1975, the Oil Pollution Act of 1990, and any similar or implementing state law, and any state statute and any further amendments to these laws providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of Hazardous Substances or crude oil, or any fraction thereof and all rules and regulations promulgated thereunder.

        8.2 COVENANTS OF BORROWER. Borrower hereby covenants to Lender that Borrower shall (a) comply and shall cause all occupants of the Premises to comply with all federal, state and local laws, rules, regulations and orders with respect to the discharge, generation, removal, transportation, storage and handling of Hazardous Substances; (b) remove any Hazardous Substances released into the environment immediately upon discovery of same, in accordance with applicable laws, ordinances and orders of governmental authorities having jurisdiction thereof; (c) pay or cause to be paid all costs associated with such removal; (d) prevent the migration of Hazardous Substances from or through the Premises onto or under other properties; (e) keep the Premises free of any lien imposed pursuant to any state or federal law, rule, regulation or order in connection with the existence of Hazardous Substances on the Premises; (f) not install or permit to be incorporated into any improvements in the Premises or to exist in or on the Premises any asbestos, asbestos-containing materials, area formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment, except for substances, including Hazardous Substances, which are stored, used or sold in the ordinary course of Borrower's business and are commonplace in the industry; (g) not cause or permit to exist, as a result of an intentional or unintentional act or omission on the part of Borrower or any occupant of the Premises, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of any Hazardous Substances onto the Premises or into water or other lands; and (h) give all notifications and prepare all reports required by Environmental Laws or any other law with respect to Hazardous Substances existing on, released from or emitted from the Premises.

        8.3 REPRESENTATIONS OF BORROWER. The Borrower represents that (i) the Premises has been and is free from contamination by Hazardous Substances but including neither (A) immaterial quantities of automotive motor oil leaked inadvertently from vehicles in the ordinary course of the operation of the Premises and cleaned up in accordance with reasonable property management procedures and any applicable law nor (B) immaterial quantities of substances customarily and prudently used in the cleaning and maintenance of the Premises in accordance with any applicable law, (ii) no release of any such Hazardous Substance has occurred on or about the Premises, (iii) that the Premises currently complies, and will comply based on its anticipated use, with all. current Environmental Laws, (iv) that, in connection with the operation and use of the Premises, all necessary notices have been filed and all required permits, licenses and other authorizations have been obtained, including those relating to the generation, treatment, storage, disposal or use of Hazardous Substances,
(v) that there is no present, past or threatened investigation, inquiry or proceeding relating to the environmental condition of, or to events on or about, the Premises, and (vi) there are no underground storage tanks currently existing and to the extent such underground storage tanks are existing they are registered under the required Environmental Laws and do not contain any leakages, and (vii) Borrower has not received any summons, citation, directive, letter or other communication, written or oral, from any local, state or federal governmental agency concerning (A) the existence of Hazardous Substances on the Premises or in the immediate vicinity, (B) the releasing, spilling, leaking, pumping, pouring, emitting, emptying, or dumping of Hazardous Substances onto the Premises or into water or other lands or (C) violation of Environmental Laws.

        8.4 ENVIRONMENTAL INDEMNIFICATION. The Borrower hereby agrees to indemnify and hold harmless the Lender, its officers, directors, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns ("Indemnified Parties") from and against any and all claims, losses, liabilities (including without limitation strict liability), suits, obligations, fines, damages, judgments, injuries, administrative orders, consent agreements and orders, penalties, actions, causes of action, charges, costs and expenses, including without limitation attorneys' fees and consultants' fees actually incurred by Lender (i) arising out of the presence on or inclusion in the Premises of Hazardous Substances or the release from, the generation, manufacture, refining, treatment, storage, handling or disposal on, in or from the Premises of any hazardous Substances, or any underground or above ground storage tanks containing Hazardous Substances and the cost of removal and remediation of the foregoing, or (ii) arising out of the transportation, discharge or removal from the Premises of any Hazardous Substance, or (iii) arising out of the inclusion in any product manufactured on the Premises of a Hazardous Substance; or (iv) arising out of the failure to perform the removal or abatement of or to institute a safe, effective and environmentally approved control plan for any Hazardous Substance or the replacement or removal of any soil, water, surface water, or ground water containing Hazardous Substance in accordance with Environmental Laws; or (v) arising out of the existence of any environmental lien against the Premises pursuant to any Environmental Laws; or
(vi) arising out of any violation or claim of violation of Environmental Laws with respect to the Premises; or (vii) arising out of any breach of any of the representations and covenants contained herein relating to Hazardous Substances and Environmental Laws (collectively the "Indemnified Loss"). Borrower shall bear, pay and discharge such Indemnified Loss as and when the same becomes due and payable.

        8.5 RUN WITH LAND. These covenants, representations, warranties and indemnities shall be deemed continuing covenants, representations, warranties and indemnities running with the Land for the benefit of the Lender, and ANY successors and assigns of the Lender, including any purchaser at a mortgage foreclosure sale, any transferee of the title of the Lender or any subsequent purchaser at a foreclosure sale, and any subsequent owner of the Premises claiming through or under the title of Lender and shall survive any foreclosure of this Mortgage and any acquisition of title of Lender. The amount of all such indemnified loss, damage, expense or cost, shall bear interest thereon at the Default Rate interest and shall become so much additional Indebtedness Secured Hereby and shall become immediately due and payable in full on demand of the Lender, its successors or assigns. The indemnification contained herein shall be a personal monetary obligation of the Borrower notwithstanding any provisions of this Mortgage to the contrary that limit or exculp the personal liability of the Borrower and/or require the Lender to look solely to the Premises as security.

                                      9.
                                MISCELLANEOUS

        9.1 RELEASE OF MORTGAGE. When all Indebtedness Secured Hereby has been paid, this Mortgage and all assignments herein contained shall be void and this Mortgage shall be released by the Lender at the cost and expense of the Borrower, otherwise to remain in full force and effect.

        9.2 CHOICE OF LAW. Notwithstanding the place of execution of this instrument, the parties to this instrument have contracted for Minnesota law to govern this instrument and it is agreed that this instrument is made pursuant to and shall be construed and governed by the laws of the State of Minnesota without regard to the principles of conflicts of law. However, to the extent necessary for Lender to pursue remedies, Kansas law shall govern and apply.

        9.3 SUCCESSORS AND ASSIGNS. This Mortgage and each and every covenant, agreement and other provision hereof shall be binding upon the Borrower and its successor and assigns including without limitation each and every owner of the Premises or any other person having an interest therein, shall ran with the land and shall inure to the benefit of the Lender and its successor and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrator and executors of any natural person who is or becomes a party to this Mortgage. In the event that the ownership of the Premises becomes vested in a person or persons other than the Borrower, the Lender shall not have any obligation to deal with such successor or successor in interest unless such transfer is permitted by this Mortgage and then only upon being notified in writing of such change of ownership. Upon such notification, the Lender may thereafter deal with such successor in place of Borrower without any obligation to thereafter deal with Borrower and without waiving any liability of Borrower hereunder or under the Note. No change of ownership of the Premises shall in any way operate to release or discharge the liability of the Borrower hereunder unless such release or discharge is expressly agreed to in writing by the Lender.

        9.4 UNENFORCEABILITY OF CERTAIN CLAUSES. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

        9.5 CAPTIONS AND HEADINGS. The captions and headings of the various sections of this Mortgage are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

        9.6 SAVINGS CLAUSE. It is expressly stipulated and agreed to be the intent of Borrower, and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits the Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this section shall control every other covenant and agreement in the Note, this Mortgage and any other loan documents delivered in connection with this Mortgage ("Loan Documents"). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note, this Mortgage or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the indebtedness by the Note ("Indebtedness"), or if the Lender's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Note and all other Indebtedness (or, if the Note and all other indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and this Mortgage and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the maximum lawful rate from time to time in effect and applicable to the Indebtedness for so long as the Indebtedness is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of the Lender to accelerate the maturity of any interest that is not secured by this Mortgage at the time of such acceleration or to collect unearned interest at the time of such acceleration.

        9.7 NOTICES. Any notices and other communications permitted or required by the provisions of this Mortgage (except for telephonic notices expressly permitted) shall be in writing and shall be deemed to have been properly given or served by depositing the same with the United States Postal Service, or any official successor thereto, designated as Certified Mail, Return Receipt Requested, bearing adequate postage, or deposited with reputable private courier or overnight delivery service, and addressed as hereinafter provided. Each such notice shall be effective upon being deposited as aforesaid. The time period within which a response to any such notice must be given, however, shall commence to run from the date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time to change its address and shall have the right to specify as its address any other address within the United States of America.

        Each notice to Lender shall be addressed as follows:

                Home Federal Savings Bank
                1016 Civic Center Drive N.W.
                Post Office Box 6947
                Rochester, Minnesota 55903

        Each notice to Borrower shall be addressed as follows:

                East Kansas Agri-Energy, L.L.C.
                210 1/2 East 4th Avenue
                Post Office Box 225
                Garnett, Kansas 66032

        With a copy to:

                Bill Hanigan, Esq.
                Brown, Winick, Graves, Gross, .Baskerville and Schoenebaum,
                  P.L.C.
                666 Grand Avenue, Suite 2000
                Des Moines, Iowa 50309

        9.8 AMENDMENT. Amendment to, waiver of, or modification of any provision of this Mortgage must be made in writing. No oral waiver, amendment, or modification may be implied.

        9.9 USE OF PREMISES. During the entire term of the Note and this Mortgage, Borrower agrees not to convert the Premises to any use other than the primary use as a dry milling ethanol plant. Any other use of the Premises shall constitute an Event of Default.

        9.10 PRIORITY OF FUTURE ADVANCES. Any advance or further agreement made between Lender and Borrower pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance. This Mortgage secures all future advances by Lender to Borrower and all future obligations of Borrower to Lender pursuant to the Note up to and including the stated principal indebtedness of $26,000,000.00.

        9.11 ADJUSTABLE RATE NOTE. The Note secured by this Mortgage provides for adjustments in its interest rate from time to time in accordance with its terms. Reference is made to the Note for the times, terms and conditions of the adjustment in the interest rate. Such times, terms and conditions are incorporated herein by reference.

        9.12 ENTIRE AGREEMENT. The parties acknowledge that the written terms of the Note, this Mortgage, and the other documents issued in connection with the Loan, accurately reflect the mutual understanding of Borrower and Lender, as to all matters addressed therein, and Borrower further represents and warrants that there are no other agreements or understandings, written or oral, which exist between Borrower and Lender relating to the matters addressed in said documents.

        9.13 LENDER'S EXPENSE. Should Lender make any payments hereunder or under the Note or ender any other loan document, or incur any liability, loss or damage under or by reason of this Mortgage, the Note or any other loan document, or in the defense of any claims or demands. the amount thereof, and all costs and expenses, including all filing, recording, and title fees and any other expenses relating to the Indebtedness Secured Hereby, including without limitation filing fees for UCC continuation statements and any expense involving modification thereto, attorneys' fees, and any and all costs and expenses incurred in connection with making, performing, or collecting the Indebtedness or exercising any of Lender's rights under the Note, this Mortgage or any other loan document, including attorneys' fees, the cost of appraisals and the cost of any environmental inspections in connection therewith, and all claims for brokerage and finder's fees which may be made in connection with the making of the loan, together with interest thereon, at the Default Rate, shall become part of the Indebtedness Secured Hereby and shall be secured by this Mortgage and the other loan document and Borrower hereby agrees to reimburse Lender therefor immediately upon demand. Such sums, costs and expenses shall be, until so paid, part of the Indebtedness Secured Hereby and Lender shall be entitled, to the extent permitted by law, to receive and retain the full amount of the Indebtedness Secured Hereby in any action for redemption by Borrower, for an accounting for the proceeds of a foreclosure sale or of insurance proceeds or for apportionment of an eminent domain damage award.

        9.14 LENDER'S RIGHT TO COUNSEL. If Lender retains attorneys to enforce any of the terms hereof or the Note or of any other loan Document or because of the breach by Borrower of any of the terms hereof or other Loan Document, or for the recovery of any Indebtedness Secured Hereby, Borrower shall pay to Lender attorneys' fees and all costs and expenses, whether or not an action is actually commenced and the right to such attorneys' fees and all costs and expenses shall be deemed to have accrued on the date such attorneys are retained, shall include fees and costs in connection with litigation, arbitration, mediation, bankruptcy and/or administrative proceedings, and shall be enforceable whether or not such action is prosecuted to judgment and shall include all appeals. Attorneys' fee and expenses shall for purposes of this Mortgage include all paralegal, electronic research, legal specialists, expert witness fees, and all other costs in connection with that performance of Lender's attorneys.

        If Lender is, by reason of being the holder of this Mortgage, made a party defendant in any litigation concerning this Mortgage or the Premises or any part thereof or therein, or the construction, maintenance, operation or the occupancy or use thereof by Borrower, then Borrower shall indemnify, defend and hold Lender harmless from and against all liability by reason of said litigation, including attorneys' fees and all costs and expenses incurred by Lender in any such litigation or other proceedings, whether or not any such litigation or other proceedings is prosecuted to judgment or other determination.

        9.15 OTHER REPRESENTATIONS AND WARRANTIES. All statements contained in any loan application, certificate or other instrument delivered by or on behalf of Borrower to Lender or Lender's representatives in connection with the Indebtedness Secured Hereby shall constitute representations and warranties made by Borrower hereunder. Such representation and warranties made hereunder and thereunder shall survive the delivery of this Mortgage, and any misrepresentations thereunder shall be deemed as misrepresentations hereunder.

        9.16 TIME OF THE ESSENCE. Borrower agrees that time is of the essence with respect to all of the covenants, agreements and representations under this Mortgage.

        9.17 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations covenants and warranties contained herein, or in any of the other Loan Documents shall survive the delivery of the Note, this Mortgage and all other Loan Documents and the provisions hereof shall continue to inure to the benefit of Lender, its successors and assigns.

        9.18 WAIVER OF JURY TRIAL. No party to this Mortgage or any assignee, successor, heir or personal representative of a party shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation proceedings based upon or arising out of this Mortgage, any related agreement or instrument, any other collateral for the Indebtedness or the dealings or the relationship between or among the parties, or any of them. No party will seek to consolidate any such action, in which a jury trial has been waived, with any other action in which a jury trial cannot or has not been waived. The provisions of this paragraph have been fully discussed by the parties hereto, and these provisions shall be subject to no exceptions. No party has in any way agreed with or represented to any other party that the provisions of this paragraph will not be fully enforced in all instances.

        9.19 MINIMUM REQUIREMENT. Borrower recognizes that the requirements imposed upon Borrower hereunder, including, without limitation, insurance requirements, are minimum requirements as determined by Lender and do not constitute a representation that the requirements are complete or adequate. Borrower understands that it is Borrower's duty and responsibility to act prudently and responsibly at all times for Borrower's protection and for the protection of the Premises.





                         [Signature Page Follows]

        IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOT14ER WRITTEN AGREEMENT.

        IN WITNESS WHEREOF, the Borrower has caused these presents to be executed as of the date first above written.

                                        EAST KANSAS AGRI-ENERGY, L.L.C.

                                        By: /s/ William R. Pracht
                                           -------------------------------------
                                                William R. Pracht
                                            Its: President

                                        Tax Identification No. 48-1251578

STATE OF MINNESOTA              )
                                )ss:
COUNTY OF HENNEPIN              }

        On this November 23, 2004, before e, a Notary Public in and for the said State, personally appeared William R. Pracht, to me personally known, who being by e duly sworn did say that that person is the President of said limited liability company, that said instrument was signed on behalf of the said limited liability company by authority of its managers/members and the said President acknowledged the execution of said instrument to be the voluntary act and deed of said limited liability company by it voluntarily executed.

                                              /s/ V L Krajsa-Frank
                                              ----------------------------------
                                              Notary Public in and or said State

                                  EXHIBIT A

                               LEGAL DESCRIPTION

TRACT 1 (PARCEL "A"):

All of Lots One (1), Two (2), Three (3) and Four (4), except the West 450 feet of said Lot Two (2) and Lot Three (3), in the Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas.

A strip of land described as the South 50 feet of the West 450 feet of Lot Two
(2), in the Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas.

TRACT 2 (PARCEL "B"):

Beginning at a 1/2" rebar at the Southwest corner of the Southeast Quarter (SE/4) of Section Thirty (30), Township (20) South, Range Twenty (20) East of the Sixth Principal Meridian, THENCE North 02(DEGREES)14'48" West for a distance of 925.52 feet to a 1/2" rebar on the West line of said Southeast Quarter (SE/4), THENCE South 68(DEGREES)39'56" East for a distance of 896.17 feet to a 1/2" rebar; THENCE South 74(DEGREES)03'04" East for a distance of 428.02 feet to a 1/2" rebar; THENCE South 02(DEGREES)14'48" East for a distance of 444.00 feet to a 1/2" rebar on the South line of said Southeast Quarter (SE/4); THENCE South 88(DEGREES)15'01" West for a distance of 1228.00 feet along said South line to the point of beginning.

NOTE: PARCEL DESIGNATIONS ARE FOR CONVENIENCE OF REFERENCE ONLY AND DO NOT CONSTITUTE AN INTEGRAL PART OF THE LEGAL DESCRIPTION.

                                  EXHIBIT B

                           PERMITTED ENCUMBRANCES

                                  - None -


                                     B-1